UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 18, 2025
HERITAGE DISTILLING HOLDING COMPANY INC.
(Exact name of registrant as specified in charter)

Delaware	001-42411	83-4558219
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

9668 Bujacich Road Gig Harbor, Washington	98332
(Address of Principal Executive Offices)	(zip code)

(253) 509-0008
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IPST	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 18, 2025, Heritage Distilling Holding Company, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company's stockholders approved an amendment (“Amendment No. 2”) to the Heritage Distilling Holding Company, Inc. 2024 Equity Incentive Plan (the “2024 Plan”) to increase the maximum total number of shares of common stock that may be issued under the 2024 Plan from 5,000,000 shares to 35,000,000 shares. The Company’s Board of Directors (the “Board”) previously approved Amendment No. 2, subject to stockholder approval, on August 18, 2025.
The foregoing description of Amendment No. 2 is qualified in its entirety by reference to Amendment No. 2, which is filed as Exhibit 10.1 to this Current Report on Form 8-K. A more complete description of the terms of Amendment No. 2 and the 2024 Plan can be found in “Proposal Six - Incentive Plan Proposal - Approval of an Amendment to the 2024 Plan to Increase the Shares Available for Issuance Thereunder” on pages 28 through 34 of the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission(the “SEC”) on August 29, 2025 (the “Special Meeting Proxy Statement”), which description is incorporated by reference herein.
Item 5.07    Submission of Matters to a Vote of Security Holders.
On September 18, 2025, the Company held the Special Meeting. At the Special Meeting, the Company’s stockholders voted on seven proposals and cast their votes as described below. The proposals are described in the Special Meeting Proxy Statement. Stockholders representing a total of 10,138,167 shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), or approximately 65.8% of the Company’s outstanding shares of Common Stock as of July 23, 2025, the record date for the Special Meeting, were present or represented by proxy at the Special Meeting, constituting a quorum.
Proposal 1
The Company’s stockholders cast their votes to approve, for the purpose of complying with the applicable provisions of Nasdaq Listing Rule 5635, the issuance of pre-funded warrants and shares of common stock upon the exercise of pre-funded warrants issued pursuant to subscription agreements between certain accredited or institutional investors and the Company related to the issuance of such securities, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,957,745	581,292	8,607	1,590,523
Result: Of all votes cast, 78.5% voted FOR Proposal 1. Proposal 1 required the affirmative vote of the majority of the votes cast by stockholders present, in person or by proxy, at the Special Meeting. Proposal 1 was approved.
Proposal 2
The Company’s stockholders cast their votes to approve, for the purpose of complying with the applicable provisions of Nasdaq Listing Rule 5635(c), the issuance of shares of common stock, restricted stock unit awards, and shares of common stock upon the exercise of warrants issued pursuant to advisory agreements between certain advisors and the Company related to the issuance of such securities, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,906,825	633,847	6,972	1,590,523
Result: Of all votes cast, 78.0% voted FOR Proposal 2. Proposal 2 required the affirmative vote of the majority of the votes cast by stockholders present, in person or by proxy, at the Special Meeting. Proposal 2 was approved.

Proposal 3
The Company’s stockholders cast their votes to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares of capital stock from 495,000,000 shares to 995,000,000 shares, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,935,874	937,818	12,230	252,245
Result: 58.0% of all outstanding shares voted FOR Proposal 3, and of all votes cast, 88.1% voted FOR Proposal 3. Proposal 3 required the affirmative vote of the holders of a majority of the outstanding shares of common stock on the record date for the Special Meeting. Proposal 3 was approved.
Proposal 4
The Company’s stockholders cast their votes to approve an amendment to the Certificate of Incorporation to remove the prohibition against stockholder action by written consent, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,925,771	462,336	159,537	1,590,523
Result: 51.5% of all outstanding shares voted FOR Proposal 4, and of all votes cast, 78.2% voted FOR Proposal 4. Proposal 4 required the affirmative vote of the holders of 66 2/3% of the outstanding shares of common stock on the record date for the Special Meeting. Proposal 4 did not receive the requisite stockholder approval.
Proposal 5
The Company’s stockholders cast their votes to approve an amendment to the Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock at a reverse stock split ratio ranging from 1:5 to 1:20, without reducing the authorized number of shares of Common Stock, and to authorize the Board to determine, at its discretion, the timing of the amendment and the specific ratio of the reverse stock split, without further approval or authorization of the Company’s stockholders, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,437,542	691,371	9,251	0
Result: Of all votes cast, 93.1% voted FOR Proposal 5. Proposal 5 required the affirmative vote of the majority of the votes cast by stockholders present, in person or by proxy, at the Special Meeting. Proposal 5 was approved.
Proposal 6
The Company’s stockholders cast their votes to approve an amendment to the Company’s 2024 Equity Incentive Plan, as amended, to increase the shares available for issuance under the 2024 Plan from 5,000,000 shares to 35,000,000 shares, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,621,516	908,062	18,066	1,590,523
Result: Of all votes cast, 75.2% voted FOR Proposal 6. Proposal 6 required the affirmative vote of the majority of the votes cast by stockholders present, in person or by proxy, at the Special Meeting. Proposal 6 was approved.

Proposal 7
The Company’s stockholders cast their votes to adjourn the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there are an insufficient number of votes at the time of such adjournment to approve the other proposals to be voted on at the Special Meeting, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,363,755	755,059	19,353	0
Result: Of all votes cast, 92.4% voted FOR Proposal 7. Proposal 7 required the affirmative vote of the majority of the votes cast by stockholders present, in person or by proxy, at the Special Meeting. Proposal 7 was approved.
Item 8.01 Events
As previously reported, on August 15, 2025, the Company sold to certain institutional and accredited investors in a private placement offering (the “Offering”) pre-funded warrants (the “Pre-Funded Warrants”) to purchase an aggregate of 370,378,890 shares of Common Stock, at a purchase price of $0.6042 per Pre-Funded Warrant, for an aggregate purchase price of $223.8 million, before deducting placement agent fees and other offering expenses. The Pre-Funded Warrants have an exercise price of $0.0001 per share of Common Stock. Included among the investors in the Offering were Story Foundation, the entity behind the Story Network (“Story Foundation”), which purchased Pre-Funded Warrants to purchase 107,781,820 shares of Common Stock. On September 18, 2025, following stockholder approval at the Special Meeting of the issuance of Pre-Funded Warrants and shares of Common Stock upon the exercise of Pre-Funded Warrants issued in the Offering, Pre-Funded Warrants to purchase an aggregate of 143,616,678 shares of Common Stock were exercised in accordance with the terms of the Pre-Funded Warrants. None of the Pre-Funded Warrants acquired by Story Foundation were automatically exercised, and shares of Common Stock subject to certain other Pre-Funded Warrants were not automatically exercised due to beneficial ownership limitations included in such Pre-Funded Warrants. In addition, on September 18, 2025, following stockholder approval at the Special Meeting of the issuance of shares of Common Stock to certain advisors to the Company, the Company issued to such advisors an aggregate of 6,477,092 shares of Common Stock. Following the issuances of shares of Common Stock on September 18, 2025 as described in this paragraph, at the close of business on such date, an aggregate of 178,875,972 shares of Common Stock were issued and outstanding.
On September 22, 2025, the Company issued a press release announcing (i) the intent to rebrand “Heritage Distilling Holding Company, Inc.” as “IP Strategy”, (ii) a change in the Nasdaq ticker symbol for the Common Stock from “CASK” to “IPST” effective at market open on September 22, 2025, and (iii) the results of the voting at the Special Meeting.
The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference. The information incorporated by reference into this Item 8.01 from Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Forward-Looking Statements
This Current Report on Form 8-K includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters including statements relating to the anticipated benefits and timing of the Company’s proposed digital asset treasury strategy and the digital assets to be held by the Company. Each forward-looking statement contained in this Current Report on Form 8-K is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the Company’s failure to realize the anticipated benefits of its digital asset treasury strategy; changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s operations and business, including the highly volatile nature of the price of $IP tokens and other cryptocurrencies; the risk that the Company’s stock price may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purpose, as well as those risks and uncertainties discussed in the “Forward-Looking Statements” section of the press release and those identified under the heading “Risk Factors” in the Company’s registration statement on Form S-1 filed with the SEC on August 26, 2025, its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, subsequent quarterly reports on Form 10-Q and other information the Company has or may file with the SEC.
The Company cautions investors not to place considerable reliance on the forward-looking statements contained in this Current Report on Form 8-K. You are encouraged to read the Company’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K, and we undertake no obligation to update or revise any of these statements. The Company’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Second Amendment to the Heritage Distilling Holding Company, Inc. 2024 Equity Incentive Plan
99.1	Press Release dated September 22, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2025	HERITAGE DISTILLING HOLDING COMPANY INC.

	By:	/s/ Justin Stiefel
Justin Stiefel
Chief Executive Officer